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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                  July 26, 1995
                -----------------------------------------------
                Date of Report (date of earliest event reported)



                            EVERGREEN RESOURCES, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



             Colorado                 0-10077             84-0834147
     ---------------------------   ---------------       ---------------
    (State or Other Jurisdiction   (Commission File     (I.R.S. Employer
        of Incorporation)           Number)            Identification No.)



                               1000 Writer Square
                               1512 Larimer Street
                             Denver, Colorado   80202
                     -------------------------------------------
                       (Address of Principal Executive Offices)


                                 (303) 534-0400
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 1:   CHANGES IN CONTROL OF REGISTRANT

          N/A


ITEM 2:   ACQUISITION OR DISPOSITION OF ASSETS

          N/A


ITEM 3:   BANKRUPTCY OR RECEIVERSHIP

          N/A


ITEM 4:   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

          N/A



ITEM 5:   OTHER EVENTS

          On December 8, 1994, Registrant issued 3,750,000 shares of 8% Convertible Preferred Stock, $1.00 par value, to two Institutional Investors.

          An additional 3,750,000 shares were issued on July 26, 1995.

          A Summary of the Terms and Conditions of this issuance is attached as
          Exhibit I.


ITEM 6:   RESIGNATIONS OF REGISTRANT'S DIRECTORS

          N/A


ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS

          (a) and (b)    None
          (c) Exhibits: Filed herewith pursuant to Reg. S-K Item 601



          Exhibit No.    Page      Description
          ----------     ----      -----------

          1                        Summary of Terms

          2                        Previously Filed with 8K dated
                                    December 9, 1994

                                      - 2 -

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.




                                 EVERGREEN RESOURCES, INC.





                              By:     /S/ James S. Williams
                                  ----------------------------------
                                  James S. Williams
                                  Chairman of the Board

Dated:   July 26, 1995

                                      - 3 -
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December 8, 1994                                                       EXHIBIT 1

                            EVERGREEN RESOURCES, INC.

       7,500,000 SHARES OF 8% CONVERTIBLE PREFERRED STOCK, $1.00 PAR VALUE

                                     SUMMARY


ISSUE $7.5 million par value 8% Convertible Sinking Fund Preferred Stock $1.00 par value (the "Preferred Stock") of Evergreen Resources, Inc. ("Evergreen").

PURCHASERS            John Hancock Mutual Life Insurance Company - $6,000,000
                      Energy Investors Fund II, L.P. - $1,500,000

USE OF PROCEEDS       To fund Evergreen's interest in the development of the
                      Raton Basin including gathering and compression facilities.

TAKEDOWNS             -Takedown 1 in December 1994:  $3,750,000.
                      -Takedown 2 in 1995:  $3,750,000, upon completion of
                       Evergreen's first ten well Program in the Raton Basin and subject to independent engineer's report establishing gross reserves of such ten wells averaging 1.8 Bcf per well after 60 days production.

DIVIDENDS             Cumulative annual cash dividends of 8%, payable quarterly.
                      At Evergreen's option, two quarterly dividends over the ten year life of the issue may be satisfied through the issuance of Common Stock valued at its then current market value.

                      No dividends may be paid on the Common Stock unless all accrued dividends, sinking fund and redemption obligations on the Preferred Stock have been paid in full. Overdue dividends shall bear interest at the rate of 10% until paid in full.

CONVERSION RIGHT      The Preferred Stock is convertible at any time, or from
                      time to time, in whole or in part, at the option of the holders into 899,281 shares of Common Stock.

CONVERSION PRICE      The Conversion Price shall be $8.34, calculated at 115% of
                      $7.25, the market price of the Common Stock as of September 30's pricing date.

FORCED CONVERSION     Evergreen can require the conversion of all, but not less
                      than all, of the Preferred Stock into Common Stock on any date, provided the Common Stock has traded at not less than $16 per share for the 30 consecutive days immediately preceding the date of conversion and on the date of conversion.

CALL The shares of Preferred Stock are callable, in whole or in part (minimum call being 20% of original issue, expressed in shares), at Evergreen's option at a call price equal to par value, plus accrued dividends, payable in cash, plus the Warrants as described below.

MANDATORY             Mandatory Sinking Fund of $1,250,000 due annually
SINKING FUND          commencing at the end of year 5.  Overdue sinking fund
                      payments shall bear interest at the rate of 10% until paid in full.

MANDATORY             All outstanding shares of Preferred Stock must be redeemed
REDEMPTION            by Evergreen on the tenth anniversary of original issuance at par value, plus accrued dividends. Overdue redemption payments shall bear interest at the rate of 10% until paid in full.

LIQUIDATION           Par value plus accrued and unpaid dividends prior to
PREFERENCE            distributions on any Junior Stock upon any voluntary or
                      involuntary liquidation, dissolution or winding up of Evergreen.

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                                                                       EXHIBIT 1

WARRANTS Evergreen has issued warrants which will be triggered and will become exerciseable for 10 years at $8.34 per share if Evergreen exercises its call option. Holders of the Preferred Stock may exercise stock purchase warrants equal in number to the underlying common shares called, up to a maximum of 899,281 shares.

ANTIDILUTION          The conversion price of the Preferred Stock and the
                      exercise price of the Warrants shall be adjusted for issuances below the higher of (A) $8.34, and (B) the fair market value of the Common Stock as determined with reference to published prices. No adjustment will be made, however, in the event of:

                      - issuances in registered underwritten public offerings at a price to the public of not less than 95% of the
                        closing   bid price for the Common Stock on the day of
                        pricing of such offering.
                      - issuances pursuant to presently outstanding stock
                        purchase warrants
                      - issuances pursuant to Evergreen employee compensation,
                        limited to 1-1/2% of issued and outstanding common stock per year.

REGISTRATION RIGHTS   The shares of Common Stock issued upon conversion of the
                      Preferred Stock, upon exercise of the Warrants or in satisfaction of dividend obligations as provided above shall be entitled to unlimited piggyback registration rights (with appropriate cutbacks if so requested by a managing underwriter), and to two demand registrations.

VOTING RIGHTS         The following actions require the prior approval of
                      holders of at least 66 2/3% of the Preferred Stock:

                      - any change to the terms of the Preferred Stock, or the
                        creation or issuance of shares of capital stock senior to or on a parity with the Preferred Stock.
                      - the merger, consolidation, dissolution or liquidation of
                        Evergreen or any of its material Subsidiaries.
                      - the sale or disposition of all or substantially all of
                        the material assets of Evergreen or any material Subsidiary,
                      - the incurrence by Evergreen or its Subsidiaries of
                        indebtedness for borrowed money in excess of 50% of the SEC 10% Present Value of Evergreen's proved oil and gas reserves.
                      - the making by Evergreen and Subsidiaries of aggregate
                        Restricted Payments (dividends and redemptions) from and after March 31, 1994 in excess of 20% of cumulative Consolidated Net Income.

                      If Evergreen fails to (i) pay any quarterly dividend, (ii) make any mandatory sinking fund payment, or (iii) make the mandatory redemption payment, the holders of the Preferred Stock shall have the right, voting separately as a class, to elect the smallest number of directors which will constitute a majority of the total number of directors of Evergreen.

                      If and when six months shall have elapsed during which all dividends, mandatory sinking fund payments and redemption payments on the Preferred Stock shall have been paid in full, the holders of the Preferred Stock shall again be excluded from the right to vote for the election of directors, and each director elected by the holders of the Preferred Stock shall cease to hold office upon the election of a successor or of a new board of directors by the stockholders.